SECURITIES AND EXCHANGE COMMISSION


                      Washington, D.C. 20549


                            __________


                             FORM 8-K


                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): OCTOBER 3, 1997


                   STRUCTURED PRODUCTS CORP.
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)


     DELAWARE                     33-55860                   13-3692801
----------------------        -------------------         -----------------
(State or Other Jurisdiction  (Commission File Number)    (IRS Employer
  of Incorporation)                                       Identification Number)

          Seven World Trade Center
          Room 33-130, 33rd Floor
                  NEW YORK, NY                        10048
     --------------------------------------      --------------
     (Address of Principal Executive Office)       (Zip Code)


         Registrant's telephone number, including area code: (212) 783-6645



                                        N/A
        -------------------------------------------------------------------


        (Former Name or Former Address, if Changed Since Last Report)


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             INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not Applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not Applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

          Not Applicable.

Item 5.   OTHER EVENTS.

          Not Applicable.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not Applicable.

Item 7.   FINANCIAL   STATEMENTS,   PRO  FORMA  Financial  Information  and
          Exhibits.

          (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

               Not Applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Not Applicable.

          (c)  EXHIBITS.

          1. Chase Credit Card Master Trust Current Report on Form 8-K, dated September 19, 1997, with the Monthly Report with respect to the August 15, 1997 distribution attached as
               Exhibit 20.1

          2. Chase Credit Card Master Trust Current Report on Form 8-K, dated August 19, 1997, with the Monthly Report with respect to the July 15, 1997 distribution attached as Exhibit 20.1


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                            SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STRUCTURED PRODUCTS CORP.

Date:  October 3, 1997             By:  /S/ TIMOTHY P. BEAULAC
                                        -----------------------------------
                                        Timothy P. Beaulac
                                        Assistant Vice President and
                                          Finance Officer


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                           EXHIBIT INDEX


EXHIBIT                     DESCRIPTION


1. Chase Credit Card Master Trust Current Report on Form 8-K, dated September 19, 1997, with the Monthly Report with respect to the August 15, 1997 distribution attached as
               Exhibit 20.1

2. Chase Credit Card Master Trust Current Report on Form 8-K, dated August 19, 1997, with the Monthly Report with respect to the July 15, 1997 distribution attached as Exhibit 20.1


                                       4

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